UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2008

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 25, 2008, Loral Space & Communications Inc. ("Loral" or the "Company") and certain of its subsidiaries and DASA Globalstar LLC closed the previously announced transaction to sell their respective interests in Globalstar do Brasil S.A. ("GdB"), the Globalstar Brazilian service provider, to Globalstar Inc. Pursuant to the sale agreement, Loral received 883,393 shares of common stock of Globalstar, Inc. in consideration for the sale of its interest. The shares have been registered under the Securities Act of 1933 and may be sold by Loral without restriction. In addition, Loral agreed to indemnify Globalstar Inc. for certain GdB pre-closing liabilities, primarily related to Brazilian taxes. Loral has agreed that proceeds from the sale of the Globalstar Inc. stock received in the transaction will be kept in a segregated account and may be used only for payment of the indemnified liabilities.

By letter dated March 28, 2008, Loral advised its former Chief Financial Officer, Richard J. Townsend, that, in connection with his termination on January 4, 2008, the Company did not properly apply its severance plan as it applied to the options granted to him on June 14, 2006. As properly applied, all of Mr. Townsend’s 20,000 options to purchase common stock at $27.135 vested upon his termination. The letter to Mr. Townsend is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

In connection with the transaction pursuant to which Loral transferred substantially all of the assets and related liabilities of Loral Skynet Corporation ("Loral Skynet") to Telesat Canda, on March 28, 2008, Loral and Loral Skynet entered into a letter agreement with Public Sector Pension Investment Board, Red Isle Investments Inc. and Telesat Holding Inc. relating to certain post-closing matters and adjustments. The letter agreement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Letter dated March 28, 2008 to Richard J. Townsend

99.1 Letter Agreement dated March 28, 2008 among Loral Space & Communications Inc., Loral Skynet Corporation, Public Sector Pension Investment Board, Red Isle Private Investment Inc. and Telesat Holdings Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

March 31, 2008	By:	Avi Katz

Name: Avi Katz
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	10.1 Letter dated March 28, 2008 to Richard J. Townsend. (Management Compensation Plan)
99.1	Letter Agreement dated March 28, 2008 among Loral Space & Communications Inc., Loral Skynet Corporation, Public Sector Pension Investment Board, Red Isle Private Investment Inc. and Telesat Holdings Inc.